Table of Contents


                                 Filing Sections

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
Document......................................................................1
Base..........................................................................1
Cover Page....................................................................1
Changes in Accountant.........................................................3
Financial Statements/Exhibits.................................................3
List of Exhibits..............................................................3
Signatures....................................................................3


                                    Exhibits


Exhibits......................................................................4
Exhibit Index.................................................................4
Letter: Change in Accountant 16.1.............................................4
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 23, 2002

                                 ---------------

                                  Anacomp, Inc.
             (Exact name of registrant as specified in its charter)

                             Commission file number



               Indiana                            35-1144230
   (State or other jurisdiction of              (I.R.S. Employer
    incorporation or organization)             Identification No.)



   12365 Crosthwaite Circle, Poway, Ca.                   92064
.........(Address of principal executive                 (Zip Code)
               offices)



    Registrant's telephone number, including area code: (858) 679 9797

                              ---------------
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Item 4. Changes in Registrant's Certifying Accountant.

     On May 23, 2002, Anacomp, Inc. ("Anacomp") notified Arthur Andersen LLP ("Andersen") of its dismissal as Anacomp's independent auditors.

     During Anacomp's fiscal years ended September 30, 2001 and 2000, and during the subsequent interim period through May 23, 2002, there were no disagreements between Anacomp and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

     None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-K occurred during Anacomp's fiscal years ended September 30, 2001 and 2000, or during the subsequent interim period through May 23, 2002.

     The audit reports of Andersen on the consolidated financial statements of Anacomp as of and for the fiscal years ended September 30, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles, but such reports did contain modifications concerning Anacomp's ability to continue as a going concern.

     Anacomp requested that Andersen furnish a letter to Anacomp addressed to the Securities and Exchange Commission stating whether it agrees with the statements above. A copy of Andersen's letter to the Securities and Exchange Commission, dated May 28, 2002, is included herein as Exhibit 16.1.

     The dismissal of Andersen followed Anacomp's decision to seek proposals from other independent accountants to audit the consolidated financial statements of Anacomp, and was approved by Anacomp's Board of Directors upon the recommendation of its Audit Committee. Ernst & Young has been appointed to audit the financial statements of Anacomp for the fiscal year ending September 30, 2002.

     During the two most recent fiscal years of Anacomp ended September 30, 2001, and the subsequent interim period through May 23, 2002, Anacomp did not consult with Ernst & Young regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.




Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.


          Exhibit
           Number                   Description
          -------  -----------------------------------------------
          16.1     Letter of Arthur Andersen LLP




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                     Anacomp, Inc.

Date: May 28, 2002                   By:  /s/Linster W. Fox
                                        -----------------------------------




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                               EXHIBIT INDEX



          Exhibit
           Number                   Description
          -------  -----------------------------------------------
             16.1  Letter of Arthur Andersen LLP



                                    E-1

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                                                              Exhibit 16.1

                         {Arthur Andersen LLP Letterhead}

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

May 28, 2002

Dear Sir/Madam:

We have read the first through fifth paragraphs included in Item 4 of Anacomp, Inc.'s Form 8-K dated May 23, 2002 to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein. We make no comment regarding the statements in the sixth and seventh paragraphs included in Item 4.

Very truly yours,

/s/ Arthur Andersen LLP
Arthur Andersen LLP

CC:  Mr. Linster W. Fox, Executive Vice President and Chief Financial Officer


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